UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 24, 2005

                                -----------------

                       PEGASUS COMMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           Delaware                       0-32383                23-3070336
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                    Identification No.)

  c/o Pegasus Communications Management Company
               225 City Line Avenue
            Bala Cynwyd, Pennsylvania                          19004
     (Address of Principal Executive Offices)                (Zip Code)


     Registrant's Telephone Number, Including Area Code:   (800) 376-0022


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.   Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers

        (c) On March 24, 2005, Ted S. Lodge notified the registrant of his resignation from his positions as a director and officer of the registrant and all of its subsidiaries. The resignations will take effect April 7, 2005. Mr. Lodge is President, Chief Operating Officer and Counsel and a director of the registrant.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PEGASUS COMMUNICATIONS CORPORATION


                                    By            /s/ Scott A. Blank
                                       ----------------------------------
                                                     Scott A. Blank,
                                                   Senior Vice President


Date:  March 30, 2005


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